SCHEDULE 14A--INFORMATION REQUIRED IN PROXY STATEMENT
               (Last amended in Rel. No. 34-34832, eff. 11/23/94.)

                            SCHEDULE 14A INFORMATION

            Proxy Statement Pursuant to Section 14(a) of the Securities
                      Exchange Act of 1934 (Amendment No.)

Filed by the Registrant [ X ] Filed by a Party other than the Registrant [ ] Check the appropriate box: [ ] Preliminary Proxy Statement [ X ] Definitive Proxy Statement [ ] Definitive Additional Materials [ ] Soliciting Material Pursuant to 240.14a-11(c) or 240.14a-12

Name of Registrant as Specified in its Charter                IMTEC. Inc.

Name of Person(s) Filing Proxy Statement

Payment of Filing Fee (Check the appropriate box):
[ ] $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), or 14a-6(j)(2). [ ]
$500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3). [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.
         1)  Title of each class of securities to which transaction applies:

         2)  Aggregate number of securities to which transaction applies:

         3) Per unit price or underlying value of transaction computed pursuant to Exchange Act Rule 0-11:

         4)  Proposed maximum aggregate value of transaction:

         Set forth the amount on which the filing fee is calculated and state how it was determined.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
         1)  Amount previously paid:

         2)  Form, Schedule or Registration Statement No.:

         3)  Filing Party:

         4)  Date Filed:

                                   IMTEC, INC.
                                 One Imtec Lane
                               Post Office Box 809
                             Bellows Falls, VT 05101



   _________________________________________________________________ _____

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                                OCTOBER 27, 1997
   _________________________________________________________________ _____



To the Stockholders of IMTEC, INC.

Notice is hereby given that the Annual Meeting of Stockholders (the "Meeting") of IMTEC, INC., a Delaware corporation (the "Company"), will be held on October 27, 1997, 800 Third Avenue, 30th Floor, New York, New York, at the hour of 10:00 a.m., for the following purposes:

1)   To elect four Directors of the Company for the coming year.

2) To consider and vote upon a proposal to adopt the Company's 1997 Stock Option Plan.

3)   To transact such other business as may properly come before the Meeting.


Only stockholders of record at the close of business on September 8, 1997 are entitled to notice of and to vote at the Meeting or any adjournment thereof.


                                                         George S. Norfleet III
                                                              Secretary

Bellows Falls, Vermont
September 15, 1997

WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE VOTE, DATE AND SIGN THE ENCLOSED PROXY, WHICH IS SOLICITED BY THE BOARD OF DIRECTORS OF THE COMPANY, AND RETURN IT TO THE COMPANY IN THE PRE-ADDRESSED ENVELOPE PROVIDED FOR THIS PURPOSE. THE PROXY MAY BE REVOKED AT ANY TIME BEFORE THE MEETING BY WRITTEN NOTICE TO SUCH EFFECT RECEIVED BY THE COMPANY, BY SUBMITTING A SUBSEQUENTLY DATED PROXY OR BY ATTENDING THE MEETING AND VOTING THEREAT IN PERSON.

                                   IMTEC, INC.
                                 One Imtec Lane
                               Post Office Box 809
                          Bellows Falls, Vermont 05101



                  ----------------------------------------------

                                 PROXY STATEMENT
              ------------------------------------------------------

This Proxy Statement is being mailed on or about September 22, 1997 to all stockholders of record at the close of business on September 8, 1997 in connection with the solicitation of Proxies by the Board of Directors for the Annual Meeting of Stockholders (the "Meeting") to be held on October 27, 1997. Proxies will be solicited by mail, and all expenses of preparing and soliciting such proxies will be paid by the Company. All Proxies duly executed and received by the persons designated as proxy therein will be voted on all matters presented at the Meeting in accordance with the specifications given therein by the person executing such Proxy or, in the absence of specific instructions, will be voted for the named nominees to the Company's Board of Directors and in favor of each of the proposals indicated on such Proxy. The Board does not know of any other matter that may be brought before the Meeting but, in the event that any other matter should come before the Meeting, or any nominee should not be available for election, the persons named as proxy will have authority to vote all Proxies not marked to the contrary in their discretion as they deem advisable. Any stockholder may revoke his Proxy at any time before the Meeting by written notice to such effect received by the Company at the address set forth above, attention: Corporate Secretary, by delivery of a subsequently dated Proxy or by attending the Meeting and voting in person.

The total number of shares of Common Stock of the Company outstanding as of September 8, 1997 was 1,553,088. The Common Stock is the only class of securities of the Company entitled to vote, each share being entitled to one non-cumulative vote. Only stockholders of record as of the close of business on September 8, 1997 will be entitled to vote. A majority of the shares of Common Stock outstanding and entitled to vote, or 776,545 shares, must be present at the Meeting in person or by proxy, in order to constitute a quorum for the transaction of business. The affirmative vote of the holders of a majority of the shares of Common Stock shares present and voting, in person or by proxy, at the Meeting is required to pass upon each of the matters presented.

A list of stockholders entitled to vote at the Meeting will be available at the Company's offices, One Imtec Lane, Bellows Falls, Vermont 05101 for a period of ten (10) days prior to the Meeting and at the Meeting for examination by any stockholder.

                              ELECTION OF DIRECTORS

Four directors are to be elected at the Meeting to serve for a term of one year or until their respective successors shall have been elected and shall have qualified.

Information Concerning Nominees

The following table sets forth the positions and offices presently held with the Company by each nominee, his age, his tenure as a director and his beneficial ownership of shares of the Company's Common Stock owned as of September 8, 1997:

                                                                Shares of Common
                                                  Year          Stock Beneficially        Approximate
                                                  Became        Owned as of               Percentage
Name                  Age           Position      Director      September 8, 1997 (1)     of Class
----                  ---           --------      --------      ---------------------     -----------

Ralph E. Crump        74            Director      1983          312,430 (2)               19.05%

David Sturdevant      48            Director      1990          81,875                    4.99%

Robert W. Ham         62            Director      1993          20,000                    1.22%

Doug Granat           28            Director                    258,120                   16.62%

----------------
(1) Includes all shares issuable pursuant to presently exercisable options and warrants and all options and warrants which will become exercisable within sixty (60) days of September 8, 1997.
(2) Includes 157,965 shares owned of record by Mr. Crump's spouse, as to which shares he disclaims beneficial ownership.

RALPH E. CRUMP was co-founder and is currently a director of Osmonics, Inc.(New York Stock Exchange), Chairman of Structural Instrumentation, Inc. (Nasdaq SmallCap Market), a director of Mitylite Inc. (Nasdaq National Market) and a director of Stratasys Corp. (Nasdaq SmallCap Market). Between November 1981 and October 1986, Mr. Crump was Chairman of Med-Chem Products, Inc.. Prior to November 1986, Mr. Crump was Chairman, President and a director of Frigitronics,
Inc.,  a manufacturer  of eye  care products,   which  he co-founded  in 1962.
Frigitronics' Common Stock was listed on the New York Stock Exchange until its acquisition by Revlon in November 1986.

DAVID STURDEVANT was founder and since October 1981 has been a principal of AVI Management Partners, the General Partner of three venture capital partnerships whose collective assets aggregate approximately $18 million dollars with an investment concentration in early stage, high-technology companies. He is a co-founder and, since September 1994, a principal of Managed Investments, Inc., a NASD registered Broker Dealer & Investment Advisor. Mr. Sturdevant is currently a director of Unity Systems Corporation, a privately held company.

ROBERT W. HAM has been a management consultant specializing in sales organization, sales management and customer focus strategies since 1992. Between 1964 and 1992, Mr. Ham held various sales management positions with Dennison Manufacturing Corp., a Fortune 500 company, leading to Division Vice President of Dennison.. During his tenure at Dennison, he led a sales organization with sales of $90MM, he chaired task teams to merge divisions, achieving reorganization with minimal disruption to customers' and organizations' morale. In addition, he had total profit and loss responsibility for two foreign subsidiary companies and supported customers and company operations in the United States, Mexico, Canada, and Hong Kong.

DOUGLAS T. GRANAT is the founder and President of Trigran Investments, Inc., a position he has held since August 1991. Trigran Investments, Inc. is the general partner and manager of Trigran Investments, L.P. and manages several other private partnerships. These entities make investments in publicly traded and privately held businesses. Trigran Investments, L.P.'s main focus is investment in publicly traded companies with market capitalization's under $150 million.

All directors hold office until the next annual meeting of stockholders and the election and qualification of their successors. Executive officers are elected annually by the Board of Directors to hold office until the first meeting of the Board following the next annual meeting of stockholders or until their successors are chosen and qualified.


Identification of Executive Officers
(other than executive officers who are also directors)

RICHARD L. KALICH, age 51, has been President and Chief Executive Officer of the Company since October 1993. Mr. Kalich is Secretary - Treasurer and a director of the Packaging Machinery and Manufacturers Institute, an organization with net assets of $16 million. Between 1982 and 1993, Mr. Kalich held various management positions with Matthews International, leading to Vice President and Division Manager, where he managed the industrial identification equipment and consumable division. Between 1978 and 1983, Mr. Kalich was Vice President of LTI, Inc. Between 1970 and 1977, Mr. Kalich held various positions with Sears Roebuck, Inc., leading to National Marketing Manager of the Hardware Department and Craftsman Tools.

GEORGE S. NORFLEET III, age 50, has been controller since joining the Company in 1985. He was appointed Secretary of the Company in 1988 and Treasurer of the Company in 1990.

Information Concerning the Board

The Board of Directors held five (5) meetings during the fiscal year ended June 30, 1997 with no Director attending fewer then 80% of such meetings.

The Audit Committee of the Board reviews the activities of the Company's independent auditors (including fees, services and scope of the audit). The Audit Committee is presently composed of Messrs. Crump and Sturdevant. The Audit Committee held one meeting during the fiscal year ended June 30, 1997 at which all committee members were present.

The Company has no standing nominating or compensation committees of its Board of Directors, nor any committees performing similar functions. The Board of Directors as a whole searches for potential nominees for Board positions and periodically reviews the compensation of the Company's officers and employees and makes appropriate adjustments. The Board of Directors will consider stockholder recommendations for Board positions which are made in writing to the Company's President.



Directors' Compensation

All directors of the Company receive $6,000 per annum for their services in such capacities, and do receive reimbursement for direct expenses incurred in attending meetings of the Board of Directors.

                           EXECUTIVE COMPENSATION AND
                      CERTAIN TRANSACTIONS WITH MANAGEMENT

Summary Compensation

Set forth below is the aggregate compensation for services rendered in all capacities to the Company during the fiscal years ended June 30, 1997, 1995 and 1994 by its chief executive officer. No other executive officers received compensation which exceeded $100,000 during its fiscal year ended June 30, 1997.

                                                         Annual Compensation           Long Term Compensation
Name and                   Fiscal                                 Other Annual        Securities Underlying
Principal Position          Year.        Salary(1)     Bonus(2)   Compensation (3)         Options Granted
----------------------     -----        ---------     --------    ----------------    ------------------------

Richard L. Kalich            1997       $ 113,516         -        $ 7,200                      -
-
  President and              1996         114,321      70,000        7,200                      -
-
  Chief Executive Officer    1995         110,740         423       19,337                      -
-

---------
(1)  Includes the Company's matching 401(k) contribution.
(2)  Bonuses are paid based on the prior year's performance.
(3)  Represents a vehicle use allowance and relocation allowance for Mr.Kalich.



                    PROPOSAL TO ADOPT 1997 STOCK OPTION PLAN


  The Company's Board of Directors adopted the 1997 Stock Option Plan on August 19, 1997, subject to approval by the Company's stockholders within one year thereafter. The following summary of the provisions of the 1997 Stock Option Plan is qualified in its entirety by express reference to the text thereof which is attached as Exhibit B hereto.


Purpose

  The purpose of the 1997 Stock Option Plan is to advance the interests of the Company by inducing persons of outstanding ability and potential to join and remain with the Company, by encouraging and enabling its respective employees, directors and consultants to acquire proprietary interests in the Company and by providing such persons with additional incentive to promote the success of the Company.


Administration

  The 1997 Stock Option Plan provides for its administration by a committee consisting of at least two members of the Company's Board of Directors, each of whom shall be a "disinterested person" as defined in Section 16b-3 promulgated under the Securities Exchange Act of 1934, as amended (the "Committee"). The Committee has discretionary authority (subject to certain restrictions) to determine the individuals to whom, the times at which and the exercise price for which options will be granted. The Committee also interprets the 1997 Stock Option Plan and prescribes rules, regulations, and forms relating to its administration. The receipt of options by members of the Committee shall not preclude their vote on any matters in connection with the administration or interpretation of the 1997 Stock Option Plan.

Shares Subject to the 1997 Stock Option Plan

  A total of 100,000  shares of Common  Stock have been  reserved  for  issuance under the 1997 Stock  Option  Plan.  The 1997 Stock  Option  Plan  provides  for appropriate adjustments in the event of stock dividends, stock splits, recapitalizations and other changes in the Company's capital structure.

Nature of Options

  The Committee may grant options under the 1997 Stock Option Plan ("Incentive Stock Options") which are intended to meet the requirements of Section 422 of the Internal Revenue Code of 1986 (the "Code"). In addition, the Committee may grant options under the 1997 Stock Option Plan which are not intended to meet the requirements of Section 422 of the Code ("Nonqualified Stock Options"). The Federal income tax consequences of both Incentive Stock Options and Nonqualified Stock Options are described below under " - Federal Income Tax Consequences".

Eligibility

  Subject to certain limitations as set forth in the 1997 Stock Option Plan, options to purchase shares may be granted thereunder to persons, including Committee members, who, in the case of Incentive Stock Options, are full-time employees (including officers and directors) of either the Company or any subsidiary of the Company, or, in the case of Nonqualified Stock Options, are employees of or non-employee directors of, or consultants to, the Company or any subsidiary. As of September 8, 1997, the Company had 85 full-time employees and three non-employee directors.

Option Price

  The option price of shares of Common Stock subject to an Incentive Stock Option may not be less than the fair market value of the shares on the date upon which such option is granted. In addition, in the case of an optionee of an Incentive Stock Option who owns, at the time the option is granted, more than 10% of the total combined voting power of all classes of capital stock of the Company or a subsidiary thereof (a "10% Stockholder"), the purchase price of the shares may not be less than 110% of the fair market value of the shares on the date upon which such option is granted.

  The option price of shares of Common Stock subject to Nonqualified Stock Options shall be determined by the Company's Board of Directors or the Committee, as applicable, in its sole discretion. Nonqualified Stock Options automatically granted to Committee members shall each have an option price equal to the average fair market value of the shares of Common Stock over the ten trading days immediately preceding the date of grant.

  Payment by an option holder of the option price of shares of Common Stock shall be by cash, by outstanding shares of Common Stock or by any combination thereof, subject to certain limitations. In the Committee's sole discretion, payment also may be made by the optionee's full recourse promissory note, secured by the Common Stock acquired upon exercise of the optionee's option, or by irrevocable instructions from the option price and to deliver the net proceeds of any such sale to the Company. In addition, the Committee, in its sole discretion, may elect to cash-out or any part of an option by paying the option holder an amount, in cash or in shares of Common Stock, equal to the excess of the fair market value of the Common Stock over the option price on the date of any such cash-out.

  On September 8, 1997, the closing bid price of the Common Stock was $8-1/4 per share.

Non-Transferability

  Options granted under the 1997 Stock Option Plan are not transferable other than by will or the laws of descent and distribution and such options are exercisable, during a holder's lifetime, only by such holder.

Restrictions on Exercise

  No Incentive Stock Option shall be exercisable after the expiration of ten years from the date of its grant. However, if an Incentive Stock Option is granted to a 10% Stockholder, such option shall not be exercisable after the expiration of five years from the date of its grant. In no case may an option granted under the 1997 Stock Option Plan be exercised as to less than 100 shares at any one time (or the remaining shares covered by the option if less than one hundred.)

Death, Disability, or Termination of Employment

  If the employment of an option holder under the 1997 Stock Option Plan shall be terminated voluntarily by the employee or if such termination shall be made for cause, or if the services of a non-employee director or consultant shall be terminated voluntarily by such director or consultant or for cause, such option may be exercised at any time within three months after such termination (but in no event after the expiration of the option). For the purposes of the 1997 Stock Option Plan, the retirement of an individual either pursuant to a pension or retirement plan adopted by the Company or a subsidiary or at the normal retirement date prescribed from time to time by the Company or a subsidiary or at the normal retirement date prescribed from time to time by the Company or a subsidiary shall be deemed to be a termination of such individual's employment other than voluntarily by the employee or for cause.

  If an option holder under the 1997 Stock Option Plan (i) dies or becomes permanently or totally disabled while employed by the Company or a subsidiary or while serving as a non-employee director or consultant of the Company or a subsidiary or (ii) dies within three months after the termination of his employment of service other than voluntarily or for cause, then such option may be exercised by the option holder or his legatee, legatees, his personal representatives or distributees at any time within one year after his death or termination of employment due to disability.

Amendment and Termination

  The 1997 Stock Option Plan shall terminated on October 26, 2007. Subject to certain limitations, the 1997 Stock Option Plan may be amended or terminated at an earlier date by the Company's Board of Directors or by a majority of the outstanding shares entitled to vote thereon.

Federal Income Tax Consequences

  Incentive Stock Options

  Options granted under the 1997 Stock Option Plan which qualify as Incentive Stock Options under Section 422 of the Code will be treated as follows:

  No tax consequences will result to the option holder or the Company from the grant of an Incentive Stock Option to, or the exercise of an Incentive Stock Option by, the option holder. Instead, the option holder will recognize gain or loss when he sells or disposes of the shares transferred to him upon exercise of such option. For purposes of determining such gain or loss, the option holder's basis in such shares will be his option price. If the date of sale or disposition of such shares is at least two years after the date of the grant of the Incentive Stock Option and at least one year after the transfer of the shares to him upon exercise of such Option, the option holder will be entitled to long-tern capital gain treatment upon their sale or disposition.

  The Company generally will not be allowed a deduction with respect to an Incentive Stock Option. However, if an option holder fails to meet the foregoing holding-period requirements, any gain recognized by the option holder upon sale or disposition of the shares transferred to him upon exercise of an Incentive Stock Option will be treated in the year of such sale or disposition as ordinary income, rather than capital gain, to the extent of the excess, if any, of the fair market value of the shares at the time of exercise (or, if less, in certain cases the amount realized on such sale or disposition) over their option price,, and in that case the Company will be allowed a corresponding deduction.

  The amount, if any, by which the fair market value of the shares transferred to the option holder upon the exercise of an Incentive Stock Option exceeds the option price will constitute an "item of tax preference" subject, in certain circumstances, to the "alternative minimum tax".

  The foregoing is only a brief summary of the applicable Federal income tax laws and should not be relied upon as being a complete statement. The Federal tax laws are complex, and they are subject to legislative changes and new or revised judicial or administrative interpretations. In addition to the Federal income tax consequences described herein, the grant of options under the 1997 Stock Option Plan or the receipt of shares upon exercise thereof may also have state and local tax consequences.

  Nonqualified Stock Options

  Under the Code and the Treasury Department Regulations (the "Regulations"), a nonqualified stock option does not ordinarily have a "readily ascertainable fair market value" when it is granted. This rule will apply to the Company's grant of Nonqualified Stock Options. Consequently, the grant of a Nonqualified Stock Option to an option holder will result in neither income to him nor a deduction to the Company. Instead, the option holder will recognize compensation income at the time he exercises such Option in an amount equal to the excess if any, of the then fair market value of the shares transferred to him over the option price. Subject to the applicable provisions of the Code and the Regulations a deduction will be allowable to the Company in the year of exercise in the same amount as is includible in the option holder's income.

  The purposes of determining the option holder's gain or loss on the sale or other disposition of the shares transferred to him upon exercise of a Nonqualified Stock Option, the option holder's basis in such shares will be gain or loss, will be long-term or short-term capital gain depending on whether he has held the shares for more than one year, or for less than one year.


Board Recommendation

  The affirmative vote of the holders of a majority of the shares of Common Stock present and voting, in person or by proxy, at the Meeting is required for approval of the proposal to adopt the 1997 Stock Option Plan. The Board of Directors recommends that the Company's stockholders vote FOR this proposal.



Options and Warrant Grants in Last Fiscal Year

There were no grants of stock options and warrants during the year ended June 30, 1997 to the named executive officer which are reflective in the Summary Compensation table:

Aggregated Option and Warrant Exercises in Last Fiscal Year and Fiscal Year End Option and Warrant Values

Set forth below is information with respect to options and warrants exercised during the fiscal year ended June 30, 1997 and options and warrants held at June 30, 1997 by the executive officer named in the Summary Compensation table:

                    Number of                        Number of unexercised              Value of unexercised
                    Shares                           Options and Warrants               In-the Money Options and
                    Acquired on     Value            at June 30, 1997                   Warrants  at June 30, 1997
                                                     --------------------------         ---------------------------
  Name              Exercise        Realized         Exercisable   Unexercisable       Exercisable     Unexercisable

Richard L. Kalich        0                0          25,000            12,500           $150,000          $75,000


Stock Option Plans

The Company's 1993 Incentive Stock Option Plan (the "1993 Plan") provide for the granting of options which are intended to qualify as incentive stock options ("Options") within the meanings of Section 422 of the Code. Options to purchase stock may be granted under the Plans to persons who are executive officers or other employees of the Company.

The exercise price of all Options granted under the Plans must be at least equal to the fair market value of such shares on the date of the grant or, in the case of Options granted to the holder of ten percent of more of the Company's Common Stock, at least 110% of the fair market value of such shares on the date of the grant. The maximum term for which the options may be granted is ten years from the date of grant. The aggregate fair market value (determined at the date of the option grant) of shares with respect to which Options are exercisable for the first time by the holder of the option during any calendar year shall not exceed $100,000.

As of September 8, 1997, there were outstanding, under the 1993 Plan, options to purchase 134,200 shares of Common Stock, with exercise prices ranging form $2.25 to $8.50, of which Options to purchase 55,000 shares of Common Stock were held by executive officers of the Company, exercisable to April 2006. Options to purchase 79,311 shares were available for grant on that date.



                           PRINCIPAL SECURITY HOLDERS

The following table sets forth, as of September 8, 1997, information regarding the Company's Common Stock beneficially owned (i) by each person who is known by the Company to own beneficially, or who exercises voting or dispositive control, over more than five (5%) percent of the Company's Common Stock, and (ii) by all directors and executive officers as a group:

                                    Number of Shares                   Percentage of
                                    of Common Stock                      Beneficial
Name and Address                    Beneficially Owned (1)             Ownership (1)
----------------                    ---------------------              -------------

Ralph E. Crump                           311,430 (2)                     18.86% (2)
28 Twisted Oak Circle
Trumbull, CT  06611

Marjorie L. Crump                        311,430 (3)                     18.86% (3)
28 Twisted Oak Circle
Trumbull, CT  06611

Richard L. Kalich                        125,650 (4)                      7.61% (4)
16 North Shore Road
Spofford, NH  03462

TRIGRAN INVESTMENTS. L.P.                258,120 (5)                     15.63%
155 Pfingsten Road, Suite 360
Deerfield, IL  60015

Laifer Captial Management, Inc.          151,900 (5)                      9.20%
Hilltop Partners, L.P.
45 West 45th Street
New York, NY  10036

All Directors and                        815,705  (2)-(4)                49.40% (2)-(4)
  executive officers as
  a group (6 persons)

----------------------
(1) Includes all shares issuable pursuant to presently exercisable options and warrants and all options and warrants which will become exercisable within sixty (60) days of September 8, 1997.
(2) Includes 157,465 shares owned of record by Mr. Crump's spouse, as to which shares he disclaims beneficial ownership.
(3) Includes 153,965 shares owned of record by Mrs. Crump's spouse, as to which shares she disclaims beneficial ownership.
(4) Includes 28,700 shares owned of record by Mr. Kalich's spouse, as to which shares he disclaims beneficial ownership.
(5) Based on the most resent Form 4 filed with the Securities and Exchange Commission.

Section 16(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), requires the Company's officers and directors, and persons who own more than 10% of a registered class of the Company's equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission (the "SEC"). Officers, directors and greater than 10% stockholders are required by regulations of the SEC to furnish the Company with copies of all such reports. Based solely on its review of the copies of such reports received by it, or written representation from certain reporting persons that no reports were required for those persons, the Company believes that, during the period from July 1, 1995 to June 30, 1997 all filing requirements applicable to its officers, directors and greater than 10% stockholders were complied with.






                              STOCKHOLDER PROPOSALS

Stockholder proposals intended to be presented at the Company's 1997 Annual Meeting of Stockholders pursuant to the provisions of Rule 14a-8 of the Securities and Exchange Commission, promulgated under the Securities Exchange Act of 1934, as amended, must be received at the Company's offices in Bellows Falls, Vermont by June 30, 1998, for inclusion in the Company's Proxy Statement and form of Proxy relating to that meeting.


Bellows Falls, Vermont                                   George S. Norfleet III
September 8, 1997                                             Secretary

   IMTEC, INC. One Imtec Lane, P. O. Box 809, Bellows Falls, Vermont 05101
         This Proxy is Solicited on Behalf of the Board of Directors

The undersigned hereby appoints David Sturdevant and Ralph E. Crump as Proxies, each with the power to appoint his substitute, and hereby authorizes them, and each of them, to represent and vote, as designated below, all the shares of Common Stock of Imtec, Inc. (The "Company") held of record by the undersigned on September 8, 1997 at the Annual Meeting of Stockholders to be held on October 27, 1997 or any adjournment thereof.

1.     Election of Directors: FOR all nominees listed below            WITHHOLD AUTHORITY
        (except as marked to the contrary below)                       to vote for all nominees listed below

        (Instruction: To withhold authority to vote for any individual nominee, strike such nominee's name from the list below.)

         Ralph E. Crump             David Sturdevant          Robert W. Ham             Douglas T. Granat

2.     To consider and vote upon a proposal to adopt the Company's 1997 Stock Option Plan.
         FOR                        AGAINST                                     ABSTAIN

3.     To transact such other business as may properly come before the Meeting.




If no direction is made, the proxy will be voted for Proposals 1 and 2.

PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

Please sign name exactly as it appears below.                 When the shares are held by joint tenants, both should sign.
                                                              When signing as attorney, executor, administrator, trustee or guardian, please give full detail as such.  If a corporation, please sign full corporate name by the President or other authorized officer.  If a partnership, please sign in partnership name by an authorized person.




                                                              Signature ____________________________________



                                                              Signature if held jointly___________________________



                                                                                Dated:___________________ , 1997
